UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2021 (February 25, 2021)

Insperity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19001 Crescent Springs Drive
Kingwood, Texas 77339

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 358-8986

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	NSP	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock	NSP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 26, 2021, Insperity, Inc. (the “Company”) announced the retirement of Jay E. Mincks, Executive Vice President of Sales and Marketing. Mr. Mincks will voluntarily resign his position as an officer effective March 31, 2021. He will then continue his employment with the Company as a Special Advisor to the CEO until his retirement on September 1, 2021. Mr. Mincks will continue to receive the same compensation until his retirement.
The Company and Mr. Mincks have also entered into a consulting agreement that will become effective on September 2, 2021. The consulting agreement has a three-year term but may be terminated earlier by either party after the second year. Under the consulting agreement, Mr. Mincks will be reasonably available to consult on the continued transition of his responsibilities and provide his advice and expertise on sales and marketing matters, receive $20,000 per month compensation, and, until the end of the second year following the expiration or termination of the consulting agreement, agree not to engage in business activities that compete with the Company’s operations and not to solicit certain employees of the Company. A copy of the consulting agreement is attached as Exhibit 10.1 and is incorporated by reference.
Item 7.01. Regulation FD Disclosure.
A copy of the press release announcing the retirement of Mr. Mincks is attached as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

10.1	—	Consulting agreement between Insperity, Inc. and Jay E. Mincks dated February 25, 2021.
99.1	—	Press release issued on February 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:	/s/ Daniel D. Herink
Daniel D. Herink
Senior Vice President of Legal, General Counsel and Secretary

Date: February 26, 2021